   As filed with the Securities and Exchange Commission on November 9, 1999
                                                     Registration No. 333-______
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                               -----------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               -----------------

                                C-COR.NET CORP.
             (Exact name of registrant as specified in its charter)

                      PENNSYLVANIA                       24-0811591
             (State or other jurisdiction of          (I.R.S. Employer
             incorporation or organization)          Identification No.)

                                60 DECIBEL ROAD
                       STATE COLLEGE, PENNSYLVANIA 16801
                                 (814) 238-2461
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           DAVID A. WOODLE, PRESIDENT
                                60 DECIBEL ROAD
                     STATE COLLEGE, PENNSYLVANIA 16801-7530
                                 (814) 238-2461
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                               -----------------
                                   Copies to:

       Robert C. Gerlach, Esq.                  Philip P. Rossetti, Esq.
Ballard Spahr Andrews & Ingersoll, LLP             Hale and Dorr LLP
    1735 Market Street, 51st Floor                  60 State Street
        Philadelphia, PA 19103                Boston, Massachusetts 02109
          (215) 665-8500                           (617) 526-6000
                               -----------------


     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement is declared effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering. [X]   333-87909
                                                              ---------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

======================================================================================================
                                                      Proposed           Proposed
                                      Amount          maximum            maximum
    Title of each class of             to be       offering price        aggregate        Amount of
 securities to be registered       registered(1)     per unit(2)     offering price   registration fee
------------------------------------------------------------------------------------------------------
Common Stock, $.10 par value......   345,000           $44.00        $15,180,000           $4,221
======================================================================================================

(1) Includes 45,000 shares which the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Based upon the price set forth on the Registrant's final prospectus dated November 8, 1999.
================================================================================

       STATEMENT INCORPORATING BY REFERENCE THE CONTENTS OF REGISTRATION
         STATEMENT NO. 333-87909 DECLARED EFFECTIVE ON NOVEMBER 8, 1999



        This registration statement is being filed with respect to the registration of additional shares of common stock, $.10 par value per share, of C-COR.net Corp., a Pennsylvania corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"). Pursuant to Rule 462(b), the contents of the registration statement of the Company (File No. 333-87909) as amended, which was declared effective on November 8, 1999 (the "Earlier Registration Statement"), including the exhibits thereto, are incorporated by reference into this Registration Statement. The form of prospectus contained in such Earlier Registration Statement will reflect the aggregate amount of securities registered in this Registration Statement and the Earlier Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of State College, Commonwealth of Pennsylvania, on November 9, 1999.

                              C-COR.net CORP.


                              By:/s/ David A. Woodle
                                 -----------------------------------------------
                                    David A. Woodle
                                    President and Chief Executive Officer

     Each person whose signature appears below constitutes and appoints, DAVID
A. WOODLE and WILLIAM T. HANELLY and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and be done in connection with the above premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.

Signature                              Title                                           Date
---------                              -----                                           ----
/s/ David A. Woodle                    President and Chief Executive                   November 9, 1999
------------------------------         Officer and Director (Principal
David A. Woodle                        Executive Officer)


/s/ William T. Hanelly                 Vice President - Finance, Secretary             November 9, 1999
------------------------------         and Treasurer (Principal Financial Officer)
William T. Hanelly

/s/ Joseph E. Zavacky                  Controller (Principal Accounting                November 9, 1999
------------------------------         Officer)
Joseph E. Zavacky

------------------------------         Director and Chairman                           November 9, 1999
Richard E. Perry

______________________________         Director                                        November 9, 1999
Donald M. Cook, Jr.

/s/ I.N. Rendall Harper, Jr.           Director                                        November 9, 1999
------------------------------
I. N. Rendall Harper, Jr.

/s/ Anne P. Jones                      Director                                        November 9, 1999
------------------------------
Anne P. Jones

______________________________         Director                                        November 9, 1999
John J. Omlor



_____________________________          Director                                        November 9, 1999
Frank Ruskinko, Jr.

/s/ James J. Tietjen                   Director                                        November 9, 1999
------------------------------
James J. Tietjen

/s/ Michael J. Farrell                 Director                                        November 9, 1999
------------------------------
Michael J. Farrell

                                 EXHIBIT INDEX

Exhibit
Number       Description and Method of Filing
------       --------------------------------
5            Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

23.1         Consent of KPMG LLP (State College, PA).

23.2         Consent of KPMG LLP (Atlanta, GA).

23.3         Consent of KPMG LLP (Mountain View, CA).

23.4         Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit 5).